FIRST INVESTORS GOVERNMENT FUND, INC.
                      FIRST INVESTORS INVESTMENT GRADE FUND
                     A SERIES OF FIRST INVESTORS SERIES FUND
                      FIRST INVESTORS FUND FOR INCOME, INC.
                      FIRST INVESTORS HIGH YIELD FUND, INC.
                          SUPPLEMENT DATED JULY 9, 1999
         TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 19, 1999

The following replaces item 7 under the section "Class A Shares May be Purchased Without a Sales Charge" on page 4 of the Shareholder Manual dated April 22, 1999:

         7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or from a First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.